INTERCREDITOR AGREEMENT

                                    (Adelson)

                             THE BANK OF NOVA SCOTIA

                                  as Bank Agent

                             FIRST TRUST NATIONAL ASSOCIATION

                       as Mortgage Notes Indenture Trustee

                           GMAC COMMERCIAL MORTGAGE CORPORATION

                                  as Interim Mall Lender

                            FIRST UNION NATIONAL BANK

                          as Subordinated Notes Trustee

                           VENETIAN CASINO RESORT, LLC

                              LAS VEGAS SANDS, INC.

                         GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                                       and

                                    SHELDON G. ADELSON

                                November 14, 1997



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                            INTERCREDITOR AGREEMENT

                                   (Adelson)

            THIS AGREEMENT is made as of the November 14, 1997, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as the Administrative Agent (the "Bank Agent") acting on behalf of itself and the Bank Lenders pursuant to the Bank Credit Agreement, FIRST NATIONAL TRUST ASSOCIATION, a national banking association, as trustee (the "Mortgage Notes Indenture Trustee") in its capacity as Trustee under the Mortgage Notes Indenture, GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Interim Mall Lender") with respect to the Interim Mall Credit Agreement, FIRST UNION NATIONAL BANK, a national banking association, as trustee (the "Subordinated Notes Indenture Trustee") in its capacity as Trustee under the Subordinated Notes Indenture, LAS VEGAS SANDS, INC., a Nevada corporation ("LVSI"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Venetian") and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Mall Construction Subsidiary") and SHELDON G. ADELSON ("Adelson").

RECITALS

            A. The Project. LVSI, Venetian and Mall Construction Subsidiary which is a wholly owned subsidiary of Venetian (LVSI, Venetian and Mall Construction Subsidiary are collectively referred to herein as the "Company;" provided, however, that after the Mall Release Date, "Company" shall mean and refer to LVSI and Venetian only), propose to develop, construct and operate the Venetian Casino Resort, a large-scale, Venetian-themed hotel/casino/retail and entertainment complex with related heating, ventilation and air-conditioning central plant, related common parking facilities and related central electrical sub-station facilities as part of the redevelopment on the site of the former Las Vegas Sands Hotel and Casino.

            B. The Bank Credit Facility. Concurrently herewith, LVSI, Venetian, the Bank Agent, Goldman Sachs Credit Partners L.P. and the Bank Lenders have entered into the Bank Credit Agreement pursuant to which the Bank Lenders have agreed, subject to the terms thereof, to provide the Bank Credit Facility to LVSI and Venetian.

            C. The Interim Mall Facility. Concurrently herewith, the Company and the Interim Mall Lender have entered into the Interim Mall Credit Agreement pursuant to which the Interim Mall Lender has agreed, subject to terms thereof, to provide the Interim Mall Facility to the Company.




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            D. The Mortgage Notes Indenture. Concurrently herewith, LVSI,
Venetian, certain guarantors named therein and the Mortgage Notes Indenture Trustee have entered into the Mortgage Notes Indenture pursuant to which LVSI and Venetian will issue the Mortgage Notes.

            E. The Subordinated Notes Indenture. Concurrently herewith, LVSI, Venetian, certain guarantors named therein and the Subordinated Notes Indenture Trustee have entered into the Subordinated Notes Indenture pursuant to which LVSI and Venetian will issue the Subordinated Notes.

            F. Disbursement Agreement. The Company, the Bank Agent, the Mortgage Notes Indenture Trustee, the Interim Mall Lender, Atlantic-Pacific, Las Vegas, LLC, a Delaware limited liability company (the "HVAC Provider"), and The Bank of Nova Scotia, as Disbursement Agent thereunder, have entered into that Funding Agents' Disbursement and Administration Agreement dated as of even date herewith (such agreement as amended, modified or supplemented from time to time, the "Disbursement Agreement"), in order to set forth, among other things, (a) the mechanics for and allocation of the Company's request for advances under the various Facilities and from the Company's Funds Account, (b) the conditions precedent to the initial advance and conditions precedent to subsequent advances, (c) certain common representations, warranties and covenants of the Company in favor of the Funding Agents and (d) common Events of Default and remedies during construction of the Project.

            G. Adelson Completion Guaranty. In order to induce the Credit Parties to enter into their respective Facilities, Adelson has executed and delivered a Guaranty (the "Adelson Completion Guaranty") of even date herewith, whereby Adelson guaranties all certain obligations and liabilities of Company under Section 5.9 of the Disbursement Agreement together with certain costs and expenses incurred in connection therewith (subject to the limitations contained therein). In the event that Adelson makes any payments required by the Adelson Completion Guaranty, such payments shall be deemed to be a loan (the "Completion Guaranty Loan") by Adelson to Venetian with the terms and conditions set forth in Exhibit A to the Adelson Completion Guaranty.

            H. Substitute Tranche B Guaranty. In order to induce the Interim Mall Lender to enter into the Interim Mall Credit Agreement, Adelson has executed and delivered a Guaranty (the "Substitute Tranche B Guaranty") of even date herewith, whereby Adelson guaranties all obligations and liabilities of the Company under the Interim Mall Credit Agreement together with certain costs and expenses incurred in connection therewith (subject to the limitations contained therein). In the event that Adelson makes any payments required by the Substitute Tranche B Guaranty, such payments shall be deemed to be a loan (the "Substitute Tranche B Loan") by Adelson to Venetian with the terms and conditions set forth in Exhibit A to the Substitute Tranche B Guaranty.


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            I. Intercreditor Agreement (Credit Parties). Concurrently herewith, each of the Credit Parties has entered into a certain Intercreditor Agreement (the "Intercreditor Agreement (Credit Parties)") pursuant to which the Credit Parties have set forth certain provisions relating to their respective rights in the Collateral, the exercise of remedies in the event of default, the application of proceeds of enforcement and certain other matters.

            J. Mall Release Date. Upon the occurrence of the Mall Release Date this Agreement will no longer apply to the Interim Mall Lender, provided, however, this Agreement will remain in full force and effect among Bank Agent, Mortgage Notes Indenture Trustee, Subordinated Notes Indenture Trustee, Adelson, LVSI and Venetian.

            K. The Adelson Intercreditor Agreement. The Credit Parties, the Company and Adelson desire to enter into this Agreement in order to set forth the agreement between the Credit Parties, the Company and Adelson with respect to the Adelson Indebtedness (as hereinafter defined).

            NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Credit Parties and Adelson agree as follows:

            1. Except as otherwise expressed and provided herein, all capitalized terms used in this Agreement and its Exhibits shall have the meanings set forth below:

            a. The following terms shall have the meanings set forth in the Disbursement Agreement:

Affiliate                          Indirect Construction Guaranty
Available Funds                    Interim Mall Credit Agreement
Bank Agent                         Interim Mall Facility
Bank Credit Agreement              Lender
Bank Credit Facility               Mall I LLC
Bank Lenders                       Mall Release Date
Banking Day                        Mall Escrow Agreement
Company's Funds Account            Mall Retainage/Punchlist
Completion                         Account
Completion Date                    Mortgage Note(s)
Construction Management            Mortgage Notes Indenture
  Agreement                        Mortgage Notes Indenture
Contracts                          Trustee
Deeds of Trust                     Obligations
Direct Construction Guaranty       Operative Document
Final Completion Date              Person
Financing Agreements               Potential Event of Default
Funding Agents                     Project


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Project Documents
Project Security
Realized Savings
Sale and Contribution
 Agreement
Security Documents
Subsidiaries
Subordinated Notes Indenture
Subordinated Note(s)

            b. The following terms shall have the meanings set forth in the Intercreditor Agreement (Credit Parties):

Bank Agent
Bankruptcy Code
Collateral
Credit Parties
Disbursement Agent
Event of Default
Facilities
Facility Agreements
Intercreditor Agent
Interim Mall Lender
Notice of Default
Protective Advances
Secured Credit Parties
Secured Lenders
Subordinated Notes Indenture Trustee

            c. The following terms shall have the meanings set forth below:

            "Adelson Indebtedness" means all existing and future obligations of the Company to repay the Completion Guaranty Loan and the Substitute Tranche B Loan to Adelson and any other amounts deemed advanced to the Company pursuant to the Adelson Completion Guaranty or the Substitute Tranche B Guaranty (including without limitation any rights of subrogation arising under the Adelson Completion Guaranty or the Substitute Tranche B Guaranty).

            "Collateral" means all real and personal property collateral and all proceeds thereof described in the Security Documents and the Disbursement Agreement.

            "Disbursement Agreement Default" means the occurrence and continuance of an Event of Default under the Disbursement Agreement.


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            "Exercise Remedies" or the "Exercise of Remedies" means the
Recording of a Notice of Default under any deeds of trust or similar security agreement, the commencement of an action for judicial foreclosure, the appointment of a receiver, the enforcement of personal property foreclosure proceedings (whether judicial or non-judicial), the filing of a complaint or other action to enforce any Adelson Indebtedness, realization on any Collateral, the exercise of rights of setoff, or any combination of the foregoing, by Adelson; provided, however that "Exercise Remedies" shall exclude, without limitation, the following: (i) the giving of notice of default (as distinguished from recording a notice of default under a deed of trust in the real property records of Clark County, Nevada), (ii) any declaration of acceleration of the Adelson Indebtedness (but only if the obligations under the Subordinated Notes have been accelerated).

            "Liquidated Damages" means any proceeds or liquidated damages paid pursuant to any obligation, default or breach under the Contracts (net of actual and documented reasonable costs incurred by Company in connection with adjustment or settlement, thereof, including taxes and any reasonable provisions made in respect of such costs and expenses (including any such taxes paid or payable by an owner of either Venetian or any of its Subsidiaries)). For purposes of this definition, the Construction Guaranty, the Indirect Construction Guaranty and so-called "liquidated damages" insurance policies shall be deemed to be Contracts.

            d. To the extent that reference is made in this Agreement to any term defined in, or to any other provision of, the Disbursement Agreement, the Intercreditor Agreement (Credit Parties) or any other agreement, such term or provision shall continue to have the original meaning thereof notwithstanding any termination, expiration or amendment of the Disbursement Agreement or such other agreement.

            e. Adelson is entering into this Agreement solely in his capacity as a holder of, and only with respect to, the Adelson Indebtedness and nothing herein shall be construed to waive, limit, impair or enlarge any right, duty or privilege that Adelson may have in any other capacity or with respect to any other indebtedness, claim or interest.

            2. Adelson agrees that so long as any of the Obligations remain outstanding or any commitments under the Facility Agreements remain effective, all Adelson Indebtedness shall be obligations of (i) Venetian only in the case of any obligations in respect of the Adelson Completion Guaranty and (ii) Venetian and Mall Construction Subsidiary only in the case of any obligations in respect of the Substitute Tranche B Guaranty provided that the Substitute Tranche B Loan may be assumed by Mall Subsidiary and secured by its assets to the extent permitted by Paragraph 12.2 of the Substitute Tranche B Note. Without limiting the generality of the foregoing, Adelson further agrees as follows:

            a. For so long as any of the Facilities remain outstanding, the Adelson Indebtedness shall not be secured by, directly or indirectly, any liens on or security interests in any property or assets owned directly or indirectly by Venetian or LVSI or any Subsidiary


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of Venetian or LVSI or by any stock, securities, membership interests, partnership interests or other direct or indirect equity interests in Venetian or LVSI or any Subsidiary of Venetian or LVSI;

            b. For so long as any of the Facilities remain outstanding, all Adelson Indebtedness is hereby subordinated to all Obligations of the Company to the Credit Parties to the extent and in the manner set forth herein (including without limitation Section 8) and, as applicable, in the Completion Guaranty Note and the Substitute Tranche B Note.

            c. Adelson shall not contest the validity or priority of or seek to enjoin or otherwise delay or interfere with the Exercise of Remedies (as defined in the Intercreditor Agreement (Credit Parties) in effect as of the date hereof) by any Credit Party nor shall Adelson institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim relating to the Adelson Indebtedness against the Credit Parties seeking damages from any of them or other relief, by way of specific performance, injunction or otherwise, taken or omitted by the Credit Parties with respect to the Collateral. Adelson will execute and deliver to the Credit Parties any other instrument reasonably requested by the Credit Parties to further assure the subordinated status of the Adelson Indebtedness.

            3. Adelson hereby confirms and agrees that the liens and security interests held by each Secured Lender in the Collateral shall secure all Obligations of Company now or hereafter owing to each Secured Lender under each Facility throughout the term of this Agreement notwithstanding (i) the availability of any other collateral to any Secured Lender, (ii) the actual date and time of execution, delivery, recording, filing and perfection of any of the Security Documents and (iii) the fact that any lien or security interest created by any of the Security Documents, or any claim with respect thereto, is or may be subordinated, avoided or disallowed in whole or in part under the Bankruptcy Code or other applicable federal or state law with respect to Venetian or any Affiliate of Venetian. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceedings pursuant to the Bankruptcy Code or other applicable federal or state law, Adelson further confirms and agrees that the Obligations due and outstanding under each Facility Agreement shall include all principal and additional advances permitted by or provided for thereunder, Protective Advances made pursuant to or as permitted by the Intercreditor Agreement (Credit Parties), interest, default interest, LIBOR breakage and swap breakage, post petition interest and all other amounts due thereunder, for periods before and for periods after the commencement of any such proceedings, even if the claim for such amounts is disallowed pursuant to applicable law, and all proceeds from the sale or other disposition of such Collateral shall be paid to the Secured Lenders notwithstanding the disallowance of any such claim or the invalidity or subordination of any lien on or security interest in the Collateral under applicable law.

            4. All provisions of this Agreement, including but not limited to, all matters relating to the creation, validity, perfection, priority and subordination of the liens on and security interests in the Collateral intended to be created by the Security Documents and all provisions regarding the allocation and priority of payments with respect to any


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Facility shall survive the filing of a proceeding under the Bankruptcy Code and be fully enforceable by each Credit Party against Adelson during such proceeding. In addition, Adelson hereby waives all rights of subrogation (if any) against the Company as contemplated by Section 509 of the Bankruptcy Code, or otherwise, and agrees that the Adelson Completion Guaranty and the Substitute Tranche B Guaranty shall remain valid, binding and enforceable in accordance with their terms notwithstanding the provisions of Section 365(c)(2), if applicable, to the effect that the Completion Guaranty Loan and the Substitute Tranche B Loan may not be assumed by the debtor in any such proceeding. Adelson further agrees that so long as any Obligations are outstanding under any of the Financing Agreements, Adelson shall not be entitled to Exercise Remedies against Venetian, LVSI or any of their Subsidiaries or file a petition in bankruptcy against Venetian, LVSI or any of their Subsidiaries.

                  Adelson shall file in any bankruptcy or other proceeding of or against Venetian, LVSI and/or Mall Construction Subsidiary in which the filing of proofs of claims is required or permitted by law, all claims which Adelson may have against the Company relating to the Adelson Indebtedness, in furtherance of the subordination contemplated hereunder. If Adelson does not file any such claim, the Intercreditor Agent as attorney-in-fact for Adelson, is hereby authorized to do so in the name of Adelson or, in the Intercreditor's Agent discretion, to assign the claim to a nominee and to cause proofs of claim to be filed in the name of such nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the amounts (i) if such payment is made in respect of the Completion Guaranty Note, to the holders of Senior Debt (as defined in the Subordinated Note Indenture) and all other Obligations under the Facilities until paid in full in cash or cash equivalents and (ii) if such payment is made in respect of the Substitute Tranche B Note, to the holders of Senior Debt until paid in full in cash or cash equivalents and then to the holders of the Subordinated Notes and the holder of the Substitute Tranche B Note pro rata.

            5. The Credit Parties shall have the right at any time and without the consent of Adelson and without affecting the validity and priority of the liens on and security interests in the Collateral created by the Security Documents to (i) amend, modify or extend the Facilities or the Obligations evidenced thereby, (ii) to release any portion of the Collateral from the lien thereon and security interest therein and (iii) to refinance the Obligations evidenced thereby, and the provisions of Section 2 hereof with respect to the validity, priority, perfection, and subordination of all liens on and security interests in the Collateral held by any Secured Lender to secure Obligations under its Facility shall continue to apply to such Facility as so amended, modified, extended or refinanced.

            6. The Completion Guaranty Loan and the Substitute Tranche B Loan shall at all times be evidenced by the Completion Guaranty Note and the Substitute Tranche B Note, respectively. Adelson shall not amend or modify the Completion Guaranty Note or the Substitute Tranche B Note in any material respect without the prior written consent of the Bank Agent and the Interim Mall Lender except to the extent permitted


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under each of the Facility Agreements. Subject to the restrictions and conditions of the Facility Agreements, Adelson may assign, transfer or refinance all or any portion of the Completion Guaranty Loan or the Substitute Tranche B Loan, provided that any assignee, transferee or holder of any refinanced or replacement loan shall be bound by and shall assume all obligations of Adelson under this Agreement. Adelson shall not lend money to, or acquire indebtedness of, LVSI, Venetian or any of their Subsidiaries, except as permitted by the Facility Agreements (in effect on the date of incurrence or acquisition of such indebtedness).

            7. Until all Obligations under the Facilities have been paid in full, Adelson waives any claim, right or remedy which Adelson may now have or hereafter acquire against the Company that arises hereunder and/or from the performance by the Credit Parties hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Credit Parties, the Disbursement Agent or the Intercreditor Agent against the Company, or any security which the Credit Parties, the Disbursement Agent or the Intercreditor Agent now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

            8. A. Until all Obligations under the Facilities have been paid in full, Company shall not make and Adelson shall not demand or accept any payments in respect of the Adelson Indebtedness except to the extent permitted under the Completion Guaranty Note or the Substitute Tranche B Note, as applicable.

            B. In addition to the restrictions under clause A above, for so long as the Bank Credit Agreement and the GMAC Credit Agreement remain in effect, the Company shall not make and Adelson shall not demand or accept any payments of interest or principal in respect of the Adelson Indebtedness unless and until all Obligations have been paid in full unless consented to by Bank Agent and GMAC, provided that foregoing shall not restrict (i) any capitalization of interest or any non cash payment of interest with pay-in-kind securities which are at least as subordinated as the Adelson Indebtedness being paid and (ii) any deemed payment of the Substitute Tranche B Note upon an assumption thereof by Mall Subsidiary in accordance with the terms of the Substitute Tranche B Note.

            C. Notwithstanding the restrictions of clause B above, so long as no Potential Event of Default under the Disbursement Agreement or under any Financing Agreement nor any Event of Default under the Disbursement Agreement or any Financing Agreement shall then exist and be continuing, Company may (i) make payments on the Completion Guaranty Loan from amounts which the Company is required or permitted to fund into the Guaranty Deposit Account pursuant to
Section 5.1.1(h)(i) of the Disbursement Agreement after the making of such Completion Guaranty Loan, (ii) on or after Final Completion, make payments on the Completion Guaranty Loan from amounts which are advanced to the Company pursuant to Section 2.12 of the Disbursement Agreement for the purpose of making such payments, (iii) after Final Completion, make payments on the


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Completion Guaranty Loan from any amounts Company receives as Liquidated Damages and (iv) on the Final Completion Date, make payments on the Completion Guaranty Loan from amounts which are returned to Mall Construction Subsidiary from funds in the Mall Retainage/Punchlist Account in accordance with the Mall Escrow Agreement, provided that such payments shall not be greater than all amounts previously deposited into the Mall Retainage/Punchlist Account from the Guaranty Deposit Account.

            D. Notwithstanding the restrictions of clause B above, Company may
(i) (ii) after the repayment of all Obligations under the GMAC Credit Agreement, repay the Substitute Tranche B Loan with the cash proceeds received from the Mall Subsidiary under the Sale and Contribution Agreement, (ii) repay the Substitute Tranche B Loan with the proceeds received from a refinancing thereof permitted under the Bank Credit Agreement and the GMAC Credit Agreement and
(iii) on the date of transfer of the Mall Collateral to the Mall Subsidiary, the Company may prepay the Substitute Tranche B Loan, in part, in an amount up to the Capitalized Amount; provided, however, that any such prepayment in clause
(iii) shall be permitted only to the extent that after giving effect to such prepayment (i) Available Funds (as defined in the Disbursement Agreement) equals or exceed Remaining Costs (as defined in the Disbursement Agreement) and (ii) the Unallocated Contingency Balance (as defined in the Disbursement Agreement) equals or exceeds the Required Minimum Contingency (as defined in the Disbursement Agreement). The "Capitalized Amount" shall mean an amount equal to the interest on the Substitute Tranche B Note that has been added to the principal amount thereof pursuant to Section 3.2 of the Substitute Tranche B Note plus accrued and unpaid interest on the Substitute Tranche B Note to the date of prepayment. The Mortgage Notes Indenture Trustee and the Subordinated
Note Indenture Trustee confirm that for purposes of Section 4.07 of the Mortgage Notes Indenture and of Section 4.07 of the Subordinated Notes Indenture, the payment under clause (iii) above is a scheduled payment of principal and interest with respect to the Substitute Tranche B Note.

            E. To the extent Company makes any payment in contravention of the foregoing provisions, such payment shall be received by Adelson in trust for the holders of Senior Debt and other Obligations under the Facilities and Adelson shall cause the same to be paid over immediately in the form received (i) if such payment is made in respect of the Completion Guaranty Note, to the holders of Senior Debt and all other Obligations under the Facilities until paid in full in cash or cash equivalents and (ii) if such payment is made in respect of the Substitute Tranche B Note, to the holders of Senior Debt until paid in full in cash or cash equivalents and then to the holders of the Subordinated Notes and the holder of the Substitute Tranche B Note pro rata.


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            9.    Notices; Addresses.

                  Any communications between the parties hereto or notices herein to be given may be given to the following addressees:

If to the Bank Agent:          The Bank of Nova Scotia
                               580 California Street, 21st Floor
                               San Francisco, California 94104
                                     Attn: Alan Pendergast
                                     Phone: (415) 986-1100
                                     Fax: (415) 397-0791

      with a copy to:          The Bank of Nova Scotia
                               Loan Administration
                               600 Peachtree Street, N.E.
                               Atlanta, Georgia  30308
                                     Attn: Marianne Velker
                                     Phone: (404) 877-1525
                                     Fax: (404) 888-8998

If to the Mortgage Notes       First Trust National Association
      Indenture Trustee:       180 East Fifth Street
                               St. Paul, Minnesota 55164-0111
                                     Attn: Corporate Trust Department

If to the Interim Mall Lender: GMAC Commercial Mortgage Corporation
                               100 South Wacker Drive
                               Suite 400
                               Chicago, IL 60606
                                     Attn: Mr. Vacys Garbonkus
                                     Phone: (312) 845-8520
                                     Fax: (312) 845-8623

If to the Subordinated Notes   First Union National Bank
      Indenture Trustee:       Corporation Trust Division
                               999 Peachtree Street, N.E. Suite 1100
                               Atlanta, Georgia 30309
                                    Attn: Corporate Trust Department


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If to the Disbursement Agent: The Bank of Nova Scotia
                              580 California Street, 21st Floor
                              San Francisco, California 94104
                                    Attn: Alan Pendergast
                                    Phone: (415) 986-1100
                                    Fax: (415) 397-0791

      with a copy to:         The Bank of Nova Scotia
                              Loan Administration
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia  30308
                                    Attn: Marianne Velker
                                    Phone: (404) 877-1525
                                    Fax: (404) 888-8998

If to the Intercreditor Agent:The Bank of Nova Scotia
                              580 California Street, 21st Floor
                              San Francisco, California 94104
                                    Attn: Alan Pendergast
                                    Phone: (415) 986-1100
                                    Fax: (415) 397-0791

      with a copy to:         The Bank of Nova Scotia
                              Loan Administration
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia  30308
                                    Attn: Marianne Velker
                                    Phone: (404) 877-1525
                                    Fax: (404) 888-8998

If to Venetian Casino Resort, LLC:        Venetian Casino Resort, LLC
                                          3355 Las Vegas Boulevard South
                                          Room 1C
                                          Las Vegas, Nevada 89109
                                                Attn: General Counsel
                                                Telefax: (702) 733-5499


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If to Las Vegas Sands, Inc.    Las Vegas Sands, Inc.
                               3355 Las Vegas Boulevard South
                               Room 1A
                               Las Vegas, Nevada 89109
                                    Attn: General Counsel
                                    Telefax: (702) 733-5499

If to Grand Canal Shops
      Mall Construction, LLC:  Grand Canal Shops Mall Construction, LLC
                               3355 Las Vegas Boulevard South
                               Room 1G
                               Las Vegas, Nevada 89109
                                    Attn: General Counsel
                                    Telefax: (702) 733-5499

If to Adelson:                Sheldon G. Adelson
                              c/o Venetian Casino Resort, LLC
                              3355 Las Vegas Boulevard South
                              Room 1C
                              Las Vegas, Nevada 89109
                                    Telefax:  (702) 733-5499

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested or
(d) if sent by prepaid telex, or by telecopy with correct answer back received. Notice so given shall be effective upon receipt by the addressee, except that any communication or notice so transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is validly transmitted if transmitted before 4 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by giving of no less than twenty (20) days' notice to the other parties in the manner set forth hereinabove.

            10. Further Assurances. Each party hereto (i) shall deliver to each Credit Party, the Disbursement Agent and to the Intercreditor Agent any instruments, agreements, certificates and documents as any such Credit Party, the Disbursement Agent or the Intercreditor Agent may reasonably request to perfect and maintain such Person's Liens granted under the Financing Agreements,
(ii) shall fully cooperate with each Credit Party, the Disbursement Agent and the Intercreditor Agent and (iii) shall perform all additional


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acts reasonably requested by any such Credit Party, the Disbursement Agent or the Intercreditor Agent to effect the purposes of the Financing Agreements and this Agreement.

            11. Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof, all of which negotiations and writings are deemed void and of no force and effect.

            12. Governing Law. This Agreement shall be governed by the laws of State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

            13. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

            14. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

            15. Limitations on Liability. No claim shall be made by Adelson against any Credit Party, the Disbursement Agent or the Intercreditor Agent or any of their respective Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or any act or omission or event occurring in connection therewith; and Adelson hereby waives, releases and agrees not to sue upon any such special, indirect, consequential or punitive claim for any such damages, whether or not accrued and whether or not known or suspected to exist in his favor.

            16. Consent of Jurisdiction. Any legal action or proceeding arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each party hereto accepts, for its and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to the appointment of the Prentice-Hall Corporation System Inc. as its agent to receive service of process in New York, New York. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

            17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

            18. Successors and Assigns. The provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns provided, however, this Agreement shall terminate upon the satisfaction of all the Obligations and the termination of each of the commitments under the Facility Agreements.

            19. Counterparts. This Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement.

            20. Replacement Subordination Agreement. Adelson hereby agrees to enter into a replacement subordination agreement in favor of GMAC in the form of Annex A on the Mall Release Date to the extent GMAC is not repaid in full on such date.

         The remainder of this page has intentionally been left blank.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized or have personally executed this Agreement, as the case may be, as of the day and year first above written.

                                    BANK AGENT

                                    The Bank of Nova Scotia, a Canadian
                                    chartered bank

                                    By:   /s/ Alan Pendergast
                                          --------------------------------------
                                          Name:  Alan Pendergast
                                          Title: Relationship Manager

                                   INTERIM MALL LENDER

                                    GMAC Commercial Mortgage Corporation, a
                                    California corporation

                                    By:   /s/ Vacys Garbonkus
                                          --------------------------------------
                                          Name:  Vacys Garbonkus
                                          Title: Authorized Signator

                                    MORTGAGE NOTES INDENTURE TRUSTEE

                                    First Trust National Association, a national banking association

                                    By:   /s/ Richard H. Prokosch
                                          --------------------------------------
                                          Name:  Richard H. Prokosch
                                          Title: Assistant Vice President

                                   SUBORDINATED NOTES INDENTURE
                                      TRUSTEE

                                    First Union National Bank, a national
                                    banking association

                                    By:   /s/ Emily E. Katt
                                          --------------------------------------
                                          Name:  Emily E. Katt
                                          Title: Vice President

                                    VENETIAN CASINO RESORT, LLC, a Nevada
                                    limited liability company

                                    By:   Las Vegas Sands, Inc.,
                                          its managing member

                                    By:   /s/ William P. Weidner
                                          --------------------------------------
                                          Name:  William P. Weidner
                                          Title: President

                                    LAS VEGAS SANDS, INC., a Nevada corporation

                                    By:   /s/ William P. Weidner
                                          --------------------------------------
                                          Name:  William P. Weidner
                                          Title: President

                                   GRAND CANAL SHOPS MALL
                                   CONSTRUCTION, LLC, a Delaware limited
                                   liability company

                                   By:   Venetian Casino Resort, LLC,
                                         its member

                                   By:   Las Vegas Sands, Inc.,
                                         its managing member

                                    By:   /s/ William P. Weidner
                                          --------------------------------------
                                          Name:  William P. Weidner
                                          Title: President

                                    ADELSON

                                    By:   /s/ Sheldon G. Adelson
                                          --------------------------------------
                                          Sheldon G. Adelson